SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                THE VINTAGE FUNDS
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:


|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                THE VINTAGE FUNDS
                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       To Be Held _____________ ___, 1998


Dear Shareholders:

         The Board of Trustees of The Vintage Funds (the "Trust"), an open-end management investment company organized as an Indiana business trust, has called a special meeting of the shareholders of its four portfolios, the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund and the Taxable Money Market Fund (each a "Fund" and collectively, the "Funds"), to be held at the Trust's principal executive offices at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 on ________, ___________ ___, 1998 at 10:00
a.m., Eastern Standard Time, for the following purposes:

               I. Election of six Trustees of the Trust to serve until their successors are elected and qualified.

               II. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the Trust for the fiscal year ending September 30, 1998.

               III. Approval  or  disapproval  of  a  new  investment   advisory
                    agreement between the Trust and Unified Investment Advisers, Inc. (the "Proposed Advisory Agreement").

               IV. Approval or disapproval of an Agreement and Plan of Conversion and Liquidation whereby the Trust will change its state of organization from Indiana to Ohio pursuant to a conversion that will merge each of the four Funds into an identical series of The Unified Funds, an Ohio Business Trust formed solely for the purpose of effecting the conversion, all as described in the accompanying Proxy Statement.

                    A. Approval or disapproval by shareholders of the Starwood Strategic Fund (the "Vintage Starwood Strategic Fund") of the Agreement and Plan of Conversion and Liquidation under which the Starwood Strategic Fund of the Unified Funds (the "Unified Starwood Strategic Fund") would acquire the assets of the Vintage Starwood Strategic Fund in exchange solely for shares of beneficial interest in the Unified Starwood Strategic Fund, and the assumption by the Unified Starwood Strategic Fund of the Vintage Starwood Strategic Fund's liabilities, followed by the distribution of those shares to the shareholders of the Vintage Starwood Strategic Fund and the termination of the Vintage Starwood Strategic Fund.

                    B. Approval or disapproval by shareholders of the Laidlaw Fund (the "Vintage Laidlaw Fund") of the Agreement and Plan of Conversion and Liquidation under which The Laidlaw Fund of the Unified Funds (the "Unified Laidlaw Fund") would acquire the assets of the Vintage Laidlaw Fund in exchange solely for shares of beneficial interest in the Unified Laidlaw Fund, and the assumption by the Unified Laidlaw Fund of the Vintage Laidlaw Fund's liabilities, followed by the distribution of those shares to the shareholders of the Vintage Laidlaw Fund and the termination of the Vintage Laidlaw Fund.

                    C. Approval or disapproval by shareholders of the First Lexington Balanced Fund (the "Vintage First Lexington Balanced Fund") of the Agreement and Plan of Conversion and Liquidation under which the First Lexington Balanced Fund of the Unified Funds (the "Unified First Lexington Balanced Fund") would acquire the assets of the Vintage First Lexington Balanced Fund in exchange solely for shares of beneficial interest in The Unified First Lexington Balanced Fund, and the assumption by the Unified First Lexington Balanced Fund of the Vintage First Lexington Balanced Fund's liabilities, followed by the distribution of those shares to the shareholders of the Vintage First Lexington Balanced Fund and the termination of the Vintage First Lexington Balanced Fund.

                    D. Approval or disapproval by the shareholders of the Taxable Money Market Fund (the "Vintage Taxable Money Market Fund") of the Agreement and Plan of Conversion and Liquidation under which the Taxable Money Market Fund of the Unified Funds (the "Unified Taxable Money Market Fund") would acquire the assets of the Vintage Taxable Money Market Fund in exchange solely for shares of beneficial interest in the Unified First Taxable Money Market Fund, and the assumption by the Unified Taxable Money Market of The Vintage Taxable Money Market Fund's liabilities, followed by the distribution of those shares to the shareholders of the Vintage Taxable Money Market Fund and the termination of the Vintage Taxable Money Market Fund.

               V. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record of the Funds at the close of business on _________ ____, 1997 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.



                                               By Order of the Board of Trustees

                                                              CAROL J. HIGHSMITH
                                                                       Secretary

Indianapolis, Indiana
________________, 1997



                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                THE VINTAGE FUNDS
                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held ________ __, 1998
                                  ------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Vintage Funds (the "Trust"), on behalf of its four portfolios, the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund and the Taxable Money Market Fund (each a "Fund" and collectively, the "Funds"), for use at the Special Meeting of Shareholders of the Funds (the "Meeting") to be held at the Trust's principal executive offices at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 on ______, ________ __, 1998 at 10:00 a.m., Eastern Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about ________ _, 1997.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified in the proxy. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for the election as Trustees of the six nominees set forth herein; (ii) for the ratification of the selection of McCurdy & Associates CPA's, Inc. as independent public accountants; (iii) for approval of a new investment advisory agreement between the Trust and Unified Investment Advisers, Inc. (the "Proposed Advisory Agreement") on behalf of the applicable Fund; (iv) for approval of the Agreement and Plan of Conversion and Liquidation on behalf of the applicable Fund; and (v) at the discretion of the holders of the proxy on any other matter that may come before the meeting. Any shareholder may revoke a proxy at any time before it is exercised by a subsequently dated proxy card that is duly executed and delivered, by written notice to the President of the Trust revoking the proxy or by attending and voting in person at the Meeting.

         A shareholder receiving this Proxy Statement may hold shares in one or more Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this Proxy Statement.

                          VOTING SECURITIES AND VOTING

         There were __________________ shares of beneficial interest of the Trust issued and outstanding at the close of business on ________ ____, 1997, the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), consisting of __________ shares of the Starwood Strategic Fund, __________ shares of the Laidlaw Fund, ____________ shares of the First Lexington Balanced Fund, and _________ shares of the Taxable Money Market Fund. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of Shares is entitled to one (1) vote per share held, and fractional votes for fractional shares held, of record on the Record Date on any matter submitted to a vote at the Meeting.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of the Funds of the Trust, in the aggregate, is necessary to constitute a quorum at the Meeting with respect to proposals 1 and 2. With respect to proposal 3, approval of the Proposed Advisory Agreement, and proposal 4, approval of the Agreement and Plan of Conversion and Liquidation (the "Plan of Conversion"), a majority of the total number of shares outstanding of each Fund is necessary to constitute a quorum at the Meeting with respect to the applicable Fund. If, with respect to any Fund, a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         With respect to Proposal 1, election of Trustees, the Trustees shall be elected by a plurality of the votes properly cast by all Funds, in the aggregate. With respect to Proposal 2, ratification of the selection of McCurdy & Associates CPA's Inc., approval requires the affirmative vote a majority of the outstanding shares of the Funds, voting in the aggregate. The affirmative vote of a majority of the outstanding shares of a Fund entitled to vote at the Meeting is required to approve Proposals 3 and 4, the Proposed Advisory Agreement and the Plan of Conversion, with respect to the applicable Fund. With respect to Proposals 2, 3 and 4, a majority of the outstanding shares is defined as the lesser of (1) more than 50% of the outstanding shares of the Trust or a Fund, whichever is applicable, or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy with respect to the Trust or a Fund, whichever is applicable. If the Plan of Conversion is not approved by a Fund, the Board of Trustees may decide to go forward with the Plan of Conversion with respect to those Funds which have approved it, or may adopt a different course of action.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting. However, since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

         THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. SUCH REQUEST SHOULD BE DIRECTED TO MR. THOMAS G. NAPURANO, TREASURER, THE VINTAGE FUNDS, 431 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, INDIANA 46204, TELEPHONE NUMBER (800) 408-4682.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, as of the Record Date, with respect to (i) each person known by the Trust to be the beneficial owner of more than 5% of a Fund's outstanding Shares, (ii) each Trustee, Trustee nominee and officer of the Trust, and (iii) all Trustees and officers of the Trust as a group.

                           The Starwood Strategic Fund
                           ---------------------------
Name and Address of                   Amount                  Percent
 Beneficial Owner               Beneficially Owned           of Class
 ----------------               ------------------           --------
Robert A. Orben
1080 Pintail Ct.
Columbus, IN


Christine M. Clemson
1 Bowdoin St.
Shrewsbury, MA


Judith C. Ristow
7206 Whitehall Dr.
Indianapolis, IN


David A. Powless
161 Sagebrush Dr.
Corrales, NM


Rosa C. Raveneau
2 Tudor City Pl.
Apt. 1CN
New York, NY


All Trustees and Officers as a Group




                                The Laidlaw Fund
                       (formerly The Fiduciary Value Fund)
                       -----------------------------------

Name and Address of                   Amount                  Percent
 Beneficial Owner               Beneficially Owned           of Class
 ----------------               ------------------           --------

Vintage Advisers, Inc.
431 N. Pennsylvania St.
Indianapolis, IN  46204

All Trustees and Officers as a Group




                        The First Lexington Balanced Fund
                   (formerly the Municipal Fixed Income Fund)
                   ------------------------------------------

Name and Address of                   Amount                  Percent
 Beneficial Owner               Beneficially Owned           of Class
 ----------------               ------------------           --------

Vintage Advisers, Inc.
431 N. Pennsylvania St.
Indianapolis, IN  46204


Unified Advisers, Inc.
431 N. Pennsylvania St.
Indianapolis, IN  46204


All Trustees and Officers as a Group



                          The Taxable Money Market Fund
                          -----------------------------

Name and Address of                   Amount                  Percent
 Beneficial Owner               Beneficially Owned           of Class
 ----------------               ------------------           --------

Unified Advisers, Inc.
431 N. Pennsylvania St.
Indianapolis, IN  46204


All Trustees and Officers as a Group



-----------------------------

*  Less than 1% of outstanding shares.




                             I. ELECTION OF TRUSTEES

         The following six candidates have been nominated for election as Trustees at the Meeting to serve until their successors are elected and qualified. Each of the nominees has indicated his willingness to serve if elected. If any of the nominees are unable to or decline to serve due to events not now known or anticipated, the proxies will vote for such other nominee(s) as shall be designated by the Board of Trustees.




Name, Address and Age                       Positions with the Trust and Principal Occupation
---------------------                       -------------------------------------------------

*Timothy L. Ashburn (47)                    Trustee, Chairman of the Board and President of the Trust and of the Star Select
431 N. Pennsylvania St.                     Funds (since their respective inceptions in 1995 and 1997); Chairman of the
Indianapolis, IN  46204                     Board and President, Vintage Advisers, Inc. (December 1994 to present);
                                            Chairman of the Board, Unified Corporation, Unified Management Corporation
                                            and Unified Advisers, Inc. (December 1989 to present); Trust Division
                                            Manager and Senior Trust Officer, Vine Street Trust Company (July 1991 to
                                            April 1994).

Daniel J. Condon (47)                       Trustee of the Trust and the Star Select Funds (since their respective inceptions
101 Carley Court                            in 1995 and 1997); Vice President and Officer, International Crankshaft Inc.
Georgetown, KY  40324                       (1990 to present); General Manager, Van Leer Containers, Inc. (1988 through
                                            1990).

Philip L.  Conover (51)                     Trustee of the Trust and of the Star Select Funds (since their  respective
8218 Cypress  Hollow                        inceptions  in 1995 and 1997);  Adjunct Professor of Finance,  University of
Sarasota,  FL 34238                         South  Florida  (August 1994 to present); Managing Director and Chief
                                            Operating Officer, Federal Housing Finance Board (November 1990 through
                                            April 1994); President and CEO, Trustcorp Bank (February 1989 through
                                            November 1990).

David E. LaBelle (48)                       Trustee of the Trust (since ____); Vice President of Compensation Benefits,
5005 LBJ Freeway                            Occidental Petroleum Corporation (May 1993 to present); Vice President of
Dallas, TX  76092                           Human Resources, Island Creek Coal Company (a subsidiary of Occidental
                                            Petroleum (June 1990 to April 1993); Director    of   Human    Resources,
                                            Occidental   Chemical    Corporation (March 1989 to May 1990).

David Bottoms (__)
30 Wall Street, 12th Floor
New York, New York 10005

John Hinkel (43)                            Partner, Fowler Measle & Bell (1986 to present).
300 West Vine Street
Lexington, Kentucky 40507

* Mr. Ashburn is deemed to be an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940, because he is an officer and shareholder of Vintage Advisers, Inc., the Trust's Adviser and officer and shareholder of Unified Holdings, Inc., the parent of the Trust's underwriter and transfer agent/administrator.

         The executive officers of the Trust are:

Thomas G. Napurano (56)                     Treasurer of the Trust and of the Star Select Funds (since their respective
431 N. Pennsylvania St.                     inceptions in 1995 and 1997); Chief Financial Officer, Vintage Advisers, Inc.
Indianapolis, IN  46204                     (January 1995 to present); Senior Vice President and Chief Financial Officer of Unified Corporation, Unified Management Corporation and Unified
                                            Advisers, Inc.

Carol J. Highsmith (33)                     Secretary of the Trust (since 1996); Secretary of Unified Holdings, Inc. and
431 N. Pennsylvania St.                     Vintage Advisers, Inc. (October 1996 to present); employed by Unified
Indianapolis, IN  46204                     Advisers, Inc. (November 1994 to present).

         The Board of Trustees met four times during the year ended September 30, 1997, and each Trustee attended at least 75% of all the meetings of the Board. The Trust's Audit Committee consists of Messrs. Daniel J. Condon, Philip
L. Conover and David E. LaBelle, Trustees who are not "interested persons" of the Trust as defined within the 1940 Act. This Committee recommends to the Board of Trustees the independent accountants to be selected for the Trust and reviews the arrangements and scope of the audit and non-audit services provided to the Trust by such accountants and the fees charged for such services. The Audit Committee also reviews all contracts entered into by the Trust with the Trust's investment adviser and administrator and their affiliates, the quality of services provided thereunder and the reasonableness of the fees paid for such services, and recommends to the Board whether to continue such contracts. It also functions as the nominating committee recommending trustee candidates to the Board. The Audit Committee met ____ times during the year ended September, 1997, and all members attended the meetings. The Trust has no compensation committee.

         Those Trustees who are not affiliated with the Adviser of the Trust are paid an attendance fee of $_______ per meeting of the Board, $______ per Committee meeting attended, plus travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings. The following table sets forth the total compensation paid to the Trustees during the fiscal year ended September 30, 1997. The executive officers receive no compensation from the Trust for their services as officers.

                               Compensation Table


Name of Person and Position       Aggregate Compensation
                                       From Trust

Timothy L. Ashburn, Trustee,
Chairman of the Board, President

Daniel J. Condon, Trustee

Philip L. Conover, Trustee

David E. LaBelle, Trustee

Charles H. Binger, Trustee(1)

Jack R. Orben, Trustee(1)

(1)  Messrs. Binger and Orben were Trustees from ________ to _________.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" EACH OF THE NOMINEES.



                    II. RATIFICATION OF SELECTION OF AUDITORS

         The Board of Trustees has unanimously selected the firm of McCurdy & Associates CPA's, Inc. as auditors to make an examination of the accounts of the Trust and serve as the Trust's independent public accountants for the fiscal year ending September 30, 1998. McCurdy & Associates CPA's, Inc. has been the Trust's auditors since February 21, 1996.

         Representatives of McCurdy & Associates CPA's Inc. are expected to be present at the Meeting. They will be given an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from the shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS AUDITORS.



                   III. PROPOSED INVESTMENT ADVISORY AGREEMENT

         Vintage Advisers, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204 (the "Adviser") has rendered advisory services to the Trust since its inception pursuant to a written investment advisory agreement dated June 2, 1995 (the "Current Advisory Agreement"). The Current Advisory Agreement was last submitted to shareholders for approval when the Trust was established in 1995. The Trustees of the Trust, including those Trustees who are not "interested persons" of the Trust as defined by the 1940 Act, approved the Proposed Advisory Agreement on November 20, 1997. This approval was given subject to approval of the Proposed Advisory Agreement by the shareholders of each Fund. A Form of the Proposed Agreement is attached to this Proxy Statement as Appendix A.

         The Proposed Advisory Agreement, as described below, differs from the Current Advisory Agreement in one major respect: the responsibilities of the Adviser have been enlarged to include payment of the Funds' operating expenses (with limited exceptions), and the management fee structure has been modified to compensate the Adviser for these additional responsibilities. The primary reason for this change is to simplify the payment of expenses and related bookkeeping and recordkeeping. While the agreements may be worded differently, the primary responsibilities of the Adviser remain substantively unchanged. There are, however, some other differences between the Current and Proposed Advisory Agreements. The Current Advisory Agreement requires shareholder approval to amend the Agreement, while the Proposed Advisory Agreement requires shareholder approval only if required by the 1940 Act or the Securities and Exchange
Commission. Under the Proposed Advisory Agreement, the Adviser reserves all rights to the names "Unified" and "Starwood," while no such reservation is included in the Current Advisory Agreement. Other differences between the two agreements are semantic.

         [You should also be aware that, near or upon the effective date of the Proposed Advisory Agreement, the Adviser plans to complete a capital restructuring, and change its name to Unified Investment Advisers, Inc. Approval of the Proposed Advisory Agreement by the Funds' shareholders is a condition precedent to the completion of the restructuring. The directors and officers of the Adviser will be the same after the restructuring as before (See "Information about the Adviser" below for additional information about the restructuring of the Adviser)].

Restructuring of Payment of The Funds' Expenses.

         Under the terms of the Current Advisory Agreement, the Adviser manages the investment operations of each Fund. Each Fund pays its own expenses (or, in the case of a shared expense, its proportionate or pro rata share of the expense) and reimburses the Adviser for any Fund expenses incurred by the Adviser. As compensation for the Adviser's advisory services, each Fund pays the Adviser an annual fee computed and accrued daily and paid monthly equal to the percentage of the average daily net assets of the Fund set forth below. For the fiscal year ended September 30, 1997, the Adviser earned $___________ in fees from the Starwood Strategic Fund, $_________ from the Laidlaw Fund, $__________ from the First Lexington Balanced Fund, and $_______________ from the Taxable Money Market Fund.

                  Name of Fund                                    Advisory Fee
                  ------------                                    ------------

                  Starwood Strategic Fund                             0.75%
                  Laidlaw Fund                                        0.75%
                  First Lexington Balanced Fund                       0.50%
                  Taxable Money Market Fund                           0.50%

         This system, requiring daily allocation of expenses, has proven to be an inefficient procedure for payment of the Funds' expenses, with complications for bookkeeping and recordkeeping. One example is the allocation of common expenses among the Funds, such as legal and auditing expenses. These allocations are further complicated if, in the Adviser's estimation, an expense will cause a Fund to exceed the expense limitations undertaken by the Adviser, at which point the Fund is reimbursed by the Adviser. The proposed Advisory Agreement would eliminate the time and expense of these allocations and thereby simplify the Trust's bookkeeping and recordkeeping. The Proposed Advisory Agreement expands the responsibilities of the Adviser to include payment of all of the Fund's operating expenses except for the following expenses to be paid by the Funds: brokerage fees and commissions, taxes, interest, 12b-1 and shareholder servicing expenses and extraordinary or nonrecurring expenses. To compensate the Adviser for undertaking these additional payment responsibilities, the advisory fee structure has been modified in the Proposed Advisory Agreement to pay the Adviser an annual fee computed and accrued daily and paid monthly equal to the percentage of the average daily net assets of the Fund as set forth below. The table below shows each Fund's total operating expenses under the Proposed Advisory Agreement.




                                     Proposed        12b-1    Serving   Total
Name of Fund                       Advisory Fee      Fees      Fees    Expense
------------                       ------------      ----      ----    -------

Starwood Strategic Fund               1.25%          0.10%     0.15%    1.50%
Laidlaw Fund                          1.25%          0.10%     0.15%    1.50%
First Lexington Balanced Fund         0.75%          0.10%     0.15%    1.00%
Taxable Money Market Fund             0.90%          0.10%     0.15%    1.15%

Under the Current Advisory Agreement, the total operating expenses of the Funds for the fiscal year ended September 30, 1997, absent any fee waivers or expense reimbursement by the Adviser, would have been as follows: Starwood Strategic Fund, ____%; Laidlaw Fund, ____%; First Lexington Balanced Fund, ____%; Taxable Money Market Fund, ____%. Actual total operating expenses of the Funds for the same period, after fee waivers and expense reimbursement, were as follows:
Starwood Strategic Fund, ____%; First Lexington Balanced Fund, ____%; Taxable Money Market Fund, ____%. Although the Adviser voluntarily agreed to waive its fee and reimburse expenses to achieve these expense ratios, it is not obligated to do so in the future. The Proposed Advisory Agreement will guarantee total operating expenses at fixed levels. THE REVISED ADVISORY FEE STRUCTURE WILL NOT RESULT IN ANY MATERIAL INCREASE IN THE TOTAL AMOUNT EXPENDED BY THE FUNDS.

         The Adviser and the Trustees anticipate that the restructuring of the payment of the Funds' expenses and the advisory fee will not materially increase the total amount expended by the Funds in the fiscal year ending September 30, 1998. However, if the operating expenses of the Funds (excluding the advisory fee) represent a lower percentage of net assets in future years, the benefit of the reduction of these expenses will not be realized by the Funds and may be realized by the Adviser in the form of greater profits. The Adviser and the Trustees do not anticipate that such operating expenses of the Funds will decrease significantly in the near future. However, if a significant decrease occurs, the Trustees will review the impact of the decrease in its consideration of the next renewal of the proposed advisory agreement.

Terms of the Proposed Advisory Agreement

         The Proposed Advisory Agreement requires the Adviser to regularly provide the Funds with such investment advice as the Adviser deems advisable and furnish a continuous investment program for the Funds, consistent with the respective Funds' investment objectives and policies. The Adviser will determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by the Funds and the portion of each Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

         In placing orders with brokers and/or dealers, the Adviser is directed at all times to seek the best qualitative execution for purchases and sales on behalf of the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Subject to review by the Board of Trustees, the Adviser may pay commissions to brokers and/or dealers that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of the Adviser's duties, if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which Adviser exercises investment discretion.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions. Subject to the provisions of the 1940 Act and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others.

         The Proposed Advisory Agreement states that the Adviser shall not be liable for any damages, expenses or losses incurred by the Funds in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Proposed Advisory Agreement or any other matter to which the Proposed Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser's duties under the Proposed Advisory Agreement, or by reason of reckless disregard by any of such persons of the Adviser's obligations and duties under the Proposed Advisory Agreement.

         No provisions of the Proposed Advisory Agreement may be changed, waived, discharged or terminated orally, and no amendments of the Proposed
Advisory Agreement are effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of The Unified Funds, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the 1940 Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         The Proposed Advisory Agreement will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by the vote of the Board of Trustees who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act. The Proposed Advisory Agreement terminates automatically upon its assignment and is terminable with respect to any series at any time, without penalty, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's outstanding voting securities, on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 day's written notice to the Trust.

Information About the Adviser

         [The Adviser will complete a restructuring of its capital accounts at or about the same time the Proposed Advisory Agreement becomes effective. The restructuring may be considered a change of control and, if completed without shareholder approval, could result in the automatic termination of the Current Advisory Agreement. Currently, the following persons may be deemed to beneficially own ten percent or more of the Adviser:

Timothy L. Ashburn            Jack R. Orben             Unified Holdings, Inc.
431 N. Pennsylvania St.       40 Wall Street            431 N. Pennsylvania St.
Indianapolis, IN  46204       New York, NY  10005       Indianapolis, IN  46204

Upon completion of the restructuring, Unified Holdings, Inc. will be the sole shareholder of the Adviser. The directors and officers of the Adviser will be the same after the transaction as before the transaction. Approval of the Proposed Advisory Agreement by the Funds' shareholders is a condition precedent to the completion of the restructuring.]

         The names, addresses and principals occupations of the directors and executive officers of the Adviser, after the restructuring, will be as follows:

Name and Address                    Principal Occupation

Timothy L. Ashburn                  Director (since _____), Chairman of the Board and President of the Adviser (since
431 N. Pennsylvania St.             December 1994); Trustee, Chairman of the Board and President of the Trust;
Indianapolis, IN  46204             Chairman of the Board, Unified Corporation, Unified Management Corporation and
                                    Unified Advisers, Inc. (December 1989 to present); Trust Division Manager and Senior
                                    Trust Officer, Vine Street Trust Company (July 1991 to April 1994)
-------------------------

-------------------------



Lynn E. Wood                        President and Chief Operating Officer of the Adviser;__________
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

Carol J. Highsmith                  Secretary of Unified Holdings, Inc. and Vintage Advisers, Inc. (October 1996
431 N. Pennsylvania St.             to present); Secretary of the Trust (since _______); employed by Unified
Indianapolis, IN  46204             Advisers, Inc. (November 1994 to present).

----------------------


The Sub-Advisory Agreements

         The Adviser currently has sub-advisory agreements with Starwood Corporation for the Starwood Strategic Fund and with Fiduciary Counsel, Inc. for the Laidlaw Fund and the Taxable Money Market Fund. The Unified Funds will not have any sub-advisory agreements with these companies. Termination of the Trust's sub-advisory agreements with Starwood Corporation and Fiduciary Counsel, Inc. requires shareholder approval under the 1940 Act because it is a technical assignment of the current Advisory Agreement. In addition, any future changes in control of either of these sub-advisors would require shareholder approval of the applicable Funds. The portfolio managers of Starwood Corporation and Fiduciary Counsel, Inc. who perform the investment advisory services and choose investments for the applicable Funds will become employees of the Adviser and will continue to be portfolio managers for the same applicable Funds. Therefore, these two sub-advisory agreements will no longer be necessary. Accordingly, approval of the Proposed Advisory Agreement will constitute approval of the termination of the sub-advisory agreements with Starwood Corporation and Fiduciary Counsel, Inc.

         The  Adviser   currently  has  a  sub-advisory   agreement  with  Heath
Financial, Inc. (the "Sub-Adviser"), 2353 Alexandria Drive, Suite 100, Lexington, Kentucky 40504 to serve as the sub-adviser of The First Lexington Balanced Fund (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was last submitted to shareholders for approval on May 29, 1997 to approve a change of control of the Sub-Adviser. The Sub-Adviser is a wholly owned subsidiary of Unified Holdings, Inc., a Delaware Corporation. The Adviser and the Sub-Adviser are under the common control of Unified Holdings, Inc. If the Proposed Advisory Agreement is approved by the shareholders, [and the Adviser's planned capital restructuring is completed,] the Adviser's agreement with the Sub-Adviser may be automatically terminated. The Adviser will, therefore, enter into a new sub-advisory agreement with the Sub-Adviser ("Proposed Sub-Advisory Agreement") for the First Lexington Balanced Fund, substantially identical in form and terms as the Adviser's current agreement with the Sub-Adviser. In the case of the Vintage First Lexington Balanced Fund, approval of the Proposed Advisory Agreement by the shareholders of the Fund will constitute approval of the Proposed Sub-Advisory Agreement.

         Under the terms of the Current and Proposed Sub-Advisory Agreement for the First Lexington Balanced Fund, the Sub-Adviser provides investment advisory services as agent of the Adviser, subject to the general supervision of the Trust's Board of Trustees and the Adviser. The Sub-Adviser is also responsible for placing orders with brokers and/or dealers, and directed at all times to seek best price and execution for purchases and sales on behalf of the First Lexington Balanced Fund. Consistent with the rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative executions, the Sub-Adviser may give consideration to sales of shares of the First Lexington Balanced Fund as a factor in the selection of brokers and dealers to execute fund portfolio transactions. The Sub-Adviser pays all expenses incurred by it in connection with its activities under the Current and Proposed Sub-Advisory Agreement other than the cost of securities and investments purchased for the Fund. In exchange for its services, the Sub-Adviser receives an annual fee from the Adviser, payable monthly, equal to the average daily net assets of the Fund as follows: 0.40% of net assets up to $250 million; 0.35% of the next $250 million of net assets; and 0.30% of net assets in excess of $500 million. For the fiscal year ended September 30, 1997, the Sub-Adviser earned $________.

         The Current and Proposed Sub-Advisory Agreement states that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasances, bad faith or gross negligence on its part or from reckless disregard by the Adviser of its obligations and duties under the Sub-Advisory Agreement.

         The Proposed Sub-Advisory Agreement will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by the vote of the Board of Trustees who are not parties to the Proposed Sub-Advisory Agreement or "interested persons," as defined in the 1940 Act, or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act. The Proposed Sub-Advisory Agreement terminates automatically upon its assignment and is terminable with respect to any series at any time, without penalty, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's outstanding voting securities, on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 day's written notice to the Trust.

Required Vote

         The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund entitled to vote at the meeting, as defined in the 1940 Act, is required for approval of the Proposed Advisory Agreement with respect to the applicable Fund.

         The Trust's Board of Trustees, including a majority of its independent trustees, has determined that the Proposed Advisory Agreement is in the best interests of the Trust and the Funds, that the terms of the Proposed Advisory Agreement are fair and reasonable. The Trust's Board of Trustees, including a majority of its independent trustees, also has determined that the Proposed Sub-Advisory Agreement is in the best interests of the Trust and the First Lexington Balanced Fund, and that the terms of the Proposed Sub-Advisory Agreement are fair and reasonable.


         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.



              IV. AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

         At a meeting held on November 20, 1997, the Board of Trustees, including those trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940 ("disinterested trustees") (the "1940 Act"), considered and approved the Agreement and Plan of Conversion and Liquidation, dated as of November 20, 1997 ("Plan of Conversion"), a copy of which is attached to this Proxy Statement as Appendix B. The Plan of Conversion provides for the conversion of each series of the Trust, an Indiana business trust, into a parallel series of The Unified Funds, an Ohio business trust newly formed solely for purposes of this conversion.

         The Unified Funds has four portfolios with the same names as the Funds (the "Unified Funds"). Each Unified Fund would acquire the assets of the Vintage Fund with its same name, solely in exchange for shares of beneficial interest of the applicable Unified Fund and assumption by the applicable Unified Fund of the liabilities of the Vintage Fund with its same name. The shares of each Unified Fund acquired by each Vintage Fund would then be distributed to the applicable Vintage Fund's shareholders as of the Closing Date (defined below) (this transaction is collectively referred to as the "Reorganization").

         The investment objective, policies, and limitations of each Unified Fund are identical to the Vintage Fund it is acquiring in the Reorganization. The principal differences between the Indiana and Ohio business trust forms of organization are discussed below.

         The Adviser, will be responsible for the investment management of The Unified Funds, subject to the supervision of the Trustees, under an investment advisory agreement substantially identical to the Proposed Advisory Agreement. With respect to the First Lexington Balanced Fund, the Adviser will enter into a sub-advisory agreement with the Sub-Adviser under a sub-advisory agreement substantially identical to the Proposed Sub-Advisory Agreement.

Reasons for the Reorganization

         The Trust's Board of Trustees believe that the Ohio business trust form of organization offers significant advantages over the Indiana business trust form of organization. The Trustees also believe that The Unified Funds' Declaration of Trust, which governs the specific operating procedures of The Unified Funds, is superior to the Trust's Declaration of Trust. The Trust's Board of Trustees, including a majority of its independent trustees, has determined that the Reorganization is in the best interests of the Trust and the Funds, that the terms of the Reorganization are fair and reasonable, and that the interests of the shareholders of the Funds will not be impaired as a result of the Reorganization.

         With respect to the business trust statutes, the Ohio statute appears to offer advantages in at least two areas. First, the Trustees believe that Ohio law is more clear than Indiana law regarding shareholder voting requirements. Under Ohio law, it is clear that shareholder approval (and a shareholder meeting) is not required in many instances, particularly for administrative actions. Under Indiana law, whether a change requires shareholder approval is often ambiguous and, on occasion, the Trust has been required to obtain legal opinions, at substantial expense, as to whether or not shareholder approval is often required for a particular issue. By avoiding unnecessary shareholder meetings, The Unified Funds will be able to make changes beneficial to shareholders, in many cases without incurring the cost of a shareholder meeting. This flexibility should help to assure that The Unified Funds operates under the most advanced, efficient form of organization, and it is intended to reduce the expense and frequency of future shareholder meetings for non-investment related operational and administrative issues. Of course, the investment objective of each Unified Fund and the fundamental investment limitations remain fundamental, and may only be changed by shareholder vote.

         Second, Ohio law offers more protection from personal liability to the shareholders than does Indiana law. Ohio law specifically provides that the shareholders of an Ohio business trust shall not be subject to liability for obligations of the trust. Under Indiana law, the Fund's shareholders are potentially liable for obligations of the Trust and/or the applicable Fund. Although the risk of such liability is remote, the Trustees have determined that Ohio law affords greater protection against potential shareholder liability. Similarly, Ohio law specifically provides that, should a business trust issue multiple series of shares, each series shall not be liable for the debts of any other series. Thus, each Unified Fund will not be liable for the debts of another Unified Fund, which is a potential, although remote, risk in the case of an Indiana business trust.

         In addition to the statutory advantages of an Ohio business trust, the reorganization affords the opportunity to correct certain deficiencies in the Trust's Declaration of Trust. For example, the Trust recently learned of a conflict with another entity over the use of the name "Vintage." Under the Trust's Declaration of Trust, any change of name of the Trust [or any series] requires shareholder approval (and a shareholder meeting). Under The Unified Fund's Declaration of Trust, this type of change would not require shareholder approval.

         Also, the Trust's Declaration of Trust does not clearly define the rights, privileges, limitations, voting rights and protections with respect to classes of shares. The Unified Funds' Declaration of Trust makes clear the rights, privileges, limitations, voting rights and protections with respect to classes of shares. For example, the Unified Funds' Declaration of Trust makes clear that voting may be done by each class of shares if the matter affects only that class. It also makes clear that the liabilities of a series or class can only be attributable to the applicable series or class.

         The deficiencies of the Declaration of Trust would require that substantial changes be made to the document, involving significant legal expense and the expense of a shareholder meeting to approve the revised document. In light of the advantages offered by Ohio law, and the comprehensive changes required of the Trust's current operating document, the Trustees determined that it is more efficient to establish a new trust in Ohio, utilizing a declaration of trust that is better designed for an investment company. (See "Certain Comparative Information About the Indiana Trust and the Ohio Trust" below.)

The Plan of Conversion

         The terms and conditions under which the Reorganization will be consummated are set forth in the Plan of Conversion, which is attached as Appendix B to this Proxy Statement. Significant provisions of the Plan of Conversion are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Conversion.

         To accomplish the Reorganization, The Unified Funds was formed as an Ohio business trust pursuant to a Declaration of Trust dated _____, 1997 (the "Trust Instrument"). On the closing date of the Reorganization (the "Closing Date"), each series of the Trust will transfer all of its assets to the parallel series of The Unified Funds, in exchange for the assumption by that series of The Unified Funds of all of the liabilities of the applicable Fund and the issuance of shares of beneficial interest of the parallel series of The Unified Funds (The Unified Fund Series Shares) equal to the number, denomination and aggregate net asset value on the date of the exchange as the shares of the applicable Fund. Immediately thereafter, the Funds will distribute shares of the applicable series of The Unified Funds to each shareholder pro-rata, in proportion to each shareholder's respective beneficial interest in the applicable Fund (the Fund Shares), in liquidation of such Funds.

         The assets of the Funds to be acquired include all cash, cash equivalents, securities, receivables and other property owned by each Fund. Each Unified Fund will assume all debts, liabilities, obligations and duties of its parallel Vintage Fund, of whatever kind or nature.

         On, or as soon as practicable after, the Closing Date, each Fund will distribute to its shareholders of record the Unified Fund's shares it received so that each such shareholder will receive a number of full and fractional Unified Fund shares equal to the shareholder's share in the applicable Fund on the Closing Date. The Trust and each Fund will be liquidated as soon as practicable thereafter. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL UNIFIED FUND SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan of Conversion, some of which may be waived by the Funds and the Trust. In addition, the Plan of Conversion may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the Funds' shareholders' interests.

         The Unified Funds will issue ____________ one share of each series of The Unified Funds, in consideration of the payment of $1.00 per share, for the purpose of enabling _________________, as the sole shareholder of each series of The Unified Funds, to elect the Trustees and to approve the investment advisory agreement, the sub-advisory agreement for the First Lexington Balanced Fund, the mutual fund services agreement, the custodian agreement, the transfer agent agreement and the 12b-1 and shareholder servicing plans, which are all substantially similar in form and terms as the Trust's current agreements and plans.

Certain Comparative Information About the Indiana Trust and the Ohio Trust.

         General. The Unified Funds' operations are governed by the Agreement and Declaration of Trust of The Unified Funds, an Ohio business trust, and applicable Ohio law. The Trust's operations are governed by the Declaration of Trust of the Trust, an Indiana business trust, and applicable Indiana law. The two forms or organizations are summarized below.

         Shares of the Trust and the Unified Funds. With respect to each series of both the Trust and The Unified Funds, beneficial interests are represented by transferable shares, without par value. The Declarations of Trust of the Trust and of The Unified Funds each permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series. Each share of a series is entitled to dividends and distributions out of the income and capital gains (after expenses) from the assets belonging to that series as declared by the Board of Trustees and, in the event of liquidation or dissolution of the series, to the assets (after expenses) belonging to that series.

         Further, as explained above, Indiana law and the Trust's Declaration of Trust does not clearly set forth the rights, privileges, limitations, voting rights and protections with respect to classes of shares. The Unified Funds' Declaration of Trust makes clear the rights, privileges, limitations, voting rights and protections with respect to classes of shares.

         Shareholder Voting Rights. Both the Trust and The Unified Funds are generally not required to hold annual meetings of shareholders. However, the Trust must hold shareholder meetings (a) for the election of Trustees, (b) with respect to the amendment of the Declaration of Trust as provided in the Declaration of Trust, and (c) with respect to such additional matters relating to the Trust as may be required by law, by the Declaration of Trust, the Bylaws, by any requirement applicable to or agreement of the Trust, and as the Trustees may consider desirable. In contrast, The Unified Funds must hold shareholder meetings in connection with the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination or reorganization to the extent and as provided in the Agreement and Declaration of Trust; (4) any amendment of the Agreement and Declaration of Trust adversely affecting the rights of shareholders; (5) to the same extent as stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders; and (6) such additional matters as may be required by law, the Agreement and Declaration of Trust, the Bylaws or any registration with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders of the Trust and The Unified Funds also vote upon changes in fundamental investment policies.

         With respect to both the Trust and The Unified Funds, each Trustee serves during the existence of the Trust or until he sooner dies, resigns or retires. With respect to The Unified Funds, a Trustee can be removed (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at any meeting called for that purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares of the Trust then outstanding and filed with the Trust's custodian. In accordance with the 1940 Act (i) a shareholder meeting will be held for the election of Trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

         The Agreement and Declaration of Trust of both the Trust and The Unified Funds provides that the presence at a shareholder meeting in person or by proxy of a majority of the shares entitled to vote on a matter shall constitute a quorum. Matters requiring a larger vote by law or under the organizational documents are not affected by such quorum requirements.

         As discussed above, Ohio law and The Unified Funds' Declaration of Trust will in all likelihood require fewer shareholder meetings, thereby reducing the costs of the Trust, than will Indiana law and the Trust's Declaration of Trust.

         Shareholder Liability. Under Ohio law, The Unified Funds' shareholders have no personal liability to third persons for acts or obligations of The Unified Funds provided that certain filings required by Ohio law have been made. In addition, the Agreement and Declaration of Trust of The Unified Funds disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each contract, obligation, or instrument entered into or executed by the Trust or the Trustees. Moreover, the Agreement and Declaration of Trust of The Unified Funds provides that if any shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered extremely remote, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

Under Indiana law, shareholders of the Trust could, under certain circumstances, be held liable for obligations of the Trust. However, the Declaration of Trust of the Trust contains provisions for indemnification of shareholders similar to those described above for The Unified Funds.


         Liability of Trustees. Under the Agreement and Declaration of Trust of both the Trust and The Unified Funds, the Trustees may be indemnified for all liability except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as Trustees. Trustees and officers will generally be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which they may be or may have been involved as a party or otherwise or with which they may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         The foregoing is only a summary of certain of the major provisions of the governing documents of the Trust and The Unified Funds and the law applicable to each. Shareholders may wish to refer directly to the provisions of such governing documents and applicable law for a more thorough comparison. The Unified Funds' Declaration of Trust is attached hereto as Appendix C.

Trustees and Officers

         The trustees of The Unified Funds are the same Trustees nominated for election herein for the Trust. The executive officers of The Unified Funds are the same as the executive officers of the Trust.

Other Proposed Contractual Arrangements

         Mutual Fund Services Agreement. Unified Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 serves as the Trust's administrator pursuant to a Mutual Fund Services Agreement with the Trust. For the fiscal year ended September 30, 1997, the administrator (an affiliate of the Adviser) received $____________ for its services. The administrator provides certain administrative personnel and services necessary to operate the Funds. The Unified Funds will enter into a Mutual Fund Services Agreement with Unified Advisers, Inc. substantially identical in form and terms as the Trust's agreement. It is anticipated that, prior to the conversion, Unified Advisers, Inc. will change its name to Unified Fund Services, Inc.

         Distributor. Unified Management Corporation, 431 North Pennsylvania Street, Indianapolis, Indiana 46204 serves as the Funds' distributor pursuant to a Distribution Agreement with the Trust. The distributor is a subsidiary of Unified Holdings, Inc. and an affiliate of the Adviser. For the fiscal year ended September 30, 1997, the distributor received $______ for its services. The Unified Funds will enter into a Distribution Agreement with Unified Management Corporation substantially identical in form and terms as the Trust's agreement.

         Custodian. Star Bank, N.A. ("Star Bank"), 425 Walnut Street, Cincinnati, Ohio 45201 currently serves as the custodian of the Trust's assets pursuant to the Custodian Contract between Star Bank and the Trust (the "Current Custodian Contract"). Star Bank will serve as custodian to the assets of The Unified Funds under a custodian agreement substantially identical in form and terms to the Current Custodian Contract.

         Transfer Agency. Unified Advisers, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204 currently serves as the transfer agent of the Trust pursuant to a Transfer Agency Agreement between Unified Advisers, Inc. and the Trust (the "Current Transfer Agency Agreement"). For the fiscal year ended September 30, 1997, the transfer agent (an affiliate of the Adviser) received $___________ for its services. Unified Advisers, Inc. will serve as transfer agent to The Unified Funds under a Transfer Agency Agreement substantially identical in form and terms to the Current Transfer Agency Agreement. It is anticipated that, prior to the conversion, Unified Advisers, Inc. will change its name to Unified Fund Services, Inc.

         Auditors. McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 currently serves as the auditors of the Trust and will serve as auditors of The Unified Funds on substantially the same terms as they serve for the Trust if they are approved by the shareholders.

Federal Income Tax Consequences

         The Trust and The Unified Funds will receive an opinion from their counsel, Brown, Cummins & Brown Co., L.P.A., each substantially to the effect that the Reorganization will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Trust, The Unified Funds, or the Funds' shareholders as a result of the Reorganization. Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote

         The affirmative vote of the holders of a majority of the outstanding voting securities of each Fund entitled to vote at the meeting, as defined in the 1940 Act, is required for approval of the Reorganization Plan with respect to each Fund. If the Reorganization Plan is not approved for each Fund, the Trust may determine to proceed with the Reorganization with respect to the Funds which approved the Plan of Conversion, or may adopt a different course of action.

         The Trust's Board of Trustees, including a majority of its independent trustees, has determined that the Reorganization is in the best interests of the Trust and the Funds, that the terms of the Reorganization are fair and reasonable, and that the interests of the shareholders of the Funds will not be impaired as a result of the Reorganization. The Trust's Board of Trustees, including a majority of its independent trustees, also has determined that the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement in the best interests of the Trust and the Funds.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PLAN OF CONVERSION.




                             OPERATION OF THE TRUST

         The Trust is an open-end management investment company organized as an Indiana business trust on February 1, 1995. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

         Shareholders should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. As it is the intention of the Board of Trustees not to hold annual shareholder meetings in the future unless required to do so under the Investment Company Act, there can be no assurance that shareholder proposals validly submitted to the Trust will be acted upon at a regularly scheduled annual shareholder meeting.

                              COST OF SOLICITATION

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Trust's investment adviser, Vintage Advisers, Inc. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                                              CAROL J. HIGHSMITH
Dated ______________, 1997                                             Secretary








PROXY
                                THE VINTAGE FUNDS
                           THE STARWOOD STRATEGIC FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                January __, 1998

         The undersigned shareholder of the Starwood Strategic Fund (the "Fund"), a portfolio of the Vintage Funds (the "Trust"), hereby nominates, constitutes and appoints Timothy L. Ashburn and ____________________, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 431 N. Pennsylvania St., Indianapolis, Indiana 46204, on _______, ___________ __, 1998 at 10:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1.       Election of Trustees

                  To elect the six persons below to serve as trustees of the Trust until their successors are elected and have qualified:

                               Timothy L. Ashburn
                                Daniel J. Condon
                                Philip L. Conover
                                David E. LaBelle
                                  David Bottoms
                                   John Hinkel

               |_| AUTHORITY GIVEN        |_| AUTHORITY WITHHELD

                  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

         2.       Ratification of Appointment of Independent Public Accountants.

                  Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent public accountants of the Trust for the fiscal year ending September 30, 1998.

                         |_| FOR     |_| AGAINST     |_| ABSTAIN

         3.       Approval of the Proposed Advisory Agreement.

                  Approval or disapproval of the Proposed Advisory Agreement between the Trust and Unified Investment Advisers, Inc.


                         |_| FOR     |_| AGAINST     |_| ABSTAIN

         4.       Approval of Agreement and Plan of Conversion and Liquidation.

                  Approval or disapproval of an Agreement and Plan of Conversion and Liquidation under which the Starwood Strategic Fund, a series of the Unified Funds (the "Unified Starwood Strategic Fund") would acquire the assets of the Fund in exchange solely for shares of beneficial interest in the Unified Starwood Strategic Fund and the assumption by the Unified Starwood Strategic Fund of the Fund's liabilities, followed by the distribution of those shares to the shareholders of the Fund and the termination of the Fund.

                         |_| FOR     |_| AGAINST     |_| ABSTAIN

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


________________     DATED:______________    ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)
                                             (Please date this proxy and sign
                                              your name as it appears on the
                                              label. Executors, administrators,
                                              trustees, etc. should give their
                                              full titles.  All joint owners
                                              should sign.)



THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                THE VINTAGE FUNDS
                                THE LAIDLAW FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                January __, 1998

         The undersigned shareholder of The Laidlaw Fund (the "Fund"), a portfolio of The Vintage Funds (the "Trust"), hereby nominates, constitutes and appoints Timothy L. Ashburn and ____________________, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 431 N. Pennsylvania St., Indianapolis, Indiana 46204, on _______, November __, 1998 at 10:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1.       Election of Trustees

                  To elect the six persons below to serve as trustees of the Trust until their successors are elected and have qualified:

                               Timothy L. Ashburn
                                Daniel J. Condon
                                Philip L. Conover
                                David E. LaBelle
                                  David Bottoms
                                   John Hinkel

               |_| AUTHORITY GIVEN         |_| AUTHORITY WITHHELD

                  If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "AUTHORITY GIVEN" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

--------------------------------------------------------------------------------

         2.       Ratification of Appointment of Independent Public Accountants.

                  Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent public accountants of the Trust for the fiscal year ending September 30, 1998.

                   |_| FOR        |_| AGAINST         |_| ABSTAIN

         3.       Approval of the Proposed Advisory Agreement.

                  Approval or disapproval of the Proposed Advisory Agreement between the Trust and Unified Investment Advisers, Inc.


                   |_| FOR        |_| AGAINST         |_| ABSTAIN

         4.       Approval of Agreement and Plan of Conversion and Liquidation.

                  Approval or disapproval of an Agreement and Plan of Conversion and Liquidation under which The Laidlaw Fund, a series of The Unified Funds ("The Unified Laidlaw Fund") would acquire the assets of the Fund in exchange solely for shares of beneficial interest in The Unified Laidlaw Fund and the assumption by The Unified Laidlaw Fund of the Fund's liabilities, followed by the distribution of those shares to the shareholders of the Fund and the termination of the Fund.

                   |_| FOR        |_| AGAINST        |_| ABSTAIN

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

________________     DATED:______________    ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)
                                             (Please date this proxy and sign
                                              your name as it appears on the
                                              label. Executors, administrators,
                                              trustees, etc. should give their
                                              full titles.  All joint owners
                                              should sign.)



THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                THE VINTAGE FUNDS
                        THE FIRST LEXINGTON BALANCED FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                January __, 1998

         The undersigned shareholder of The First Lexington Balanced Fund (the "Fund"), a portfolio of The Vintage Funds (the "Trust"), hereby nominates, constitutes and appoints Timothy L. Ashburn and ____________________, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 431 N. Pennsylvania St., Indianapolis, Indiana 46204, on _______, November __, 1998 at 10:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1.       Election of Trustees

                  To elect the six persons below to serve as trustees of the Trust until their successors are elected and have qualified:

                               Timothy L. Ashburn
                                Daniel J. Condon
                                Philip L. Conover
                                David E. LaBelle
                                  David Bottoms
                                   John Hinkel

             |_| AUTHORITY GIVEN         |_| AUTHORITY WITHHELD

                  If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "AUTHORITY GIVEN" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

--------------------------------------------------------------------------------

         2.       Ratification of Appointment of Independent Public Accountants.

                  Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent public accountants of the Trust for the fiscal year ending September 30, 1998.

                    |_| FOR            |_| AGAINST           |_| ABSTAIN

         3.       Approval of the Proposed Advisory Agreement.

                  Approval or disapproval of the Proposed Advisory Agreement between the Trust and Unified Investment Advisers, Inc.


                    |_| FOR            |_| AGAINST           |_| ABSTAIN

         4.       Approval of Agreement and Plan of Conversion and Liquidation.

                  Approval or disapproval of an Agreement and Plan of Conversion and Liquidation under which The First Lexington Balanced Fund, a series of The Unified Funds ("The Unified First Lexington Balanced Fund"), would acquire the assets of the Fund in exchange solely for shares of beneficial interest in The Unified First Lexington Balanced Fund and the assumption by The Unified First Lexington Balanced Fund of the Fund's liabilities, followed by the distribution of those shares to the shareholders of the Fund and the termination of the Fund.

                    |_| FOR            |_| AGAINST           |_| ABSTAIN

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

________________     DATED:______________    ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)
                                             (Please date this proxy and sign
                                              your name as it appears on the
                                              label. Executors, administrators,
                                              trustees, etc. should give their
                                              full titles.  All joint owners
                                              should sign.)



THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                THE VINTAGE FUNDS
                          THE TAXABLE MONEY MARKET FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                January __, 1998

         The undersigned shareholder of The Taxable Money Market Fund (the "Fund"), a portfolio of The Vintage Funds (the "Trust"), hereby nominates, constitutes and appoints Timothy L. Ashburn and ____________________, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 431 N. Pennsylvania St., Indianapolis, Indiana 46204, on _______, November __, 1998 at 10:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1.       Election of Trustees

                  To elect the six persons below to serve as trustees of the Trust until their successors are elected and have qualified:

                               Timothy L. Ashburn
                                Daniel J. Condon
                                Philip L. Conover
                                David E. LaBelle
                                  David Bottoms
                                   John Hinkel

                |_| AUTHORITY GIVEN      |_| AUTHORITY WITHHELD

                  If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "AUTHORITY GIVEN" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

--------------------------------------------------------------------------------

         2.       Ratification of Appointment of Independent Public Accountants.

                  Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent public accountants of the Trust for the fiscal year ending September 30, 1998.

                   |_| FOR         |_| AGAINST          |_| ABSTAIN

         3.       Approval of the Proposed Advisory Agreement.

                  Approval or disapproval of the Proposed Advisory Agreement between the Trust and Unified Investment Advisers, Inc.


                   |_| FOR         |_| AGAINST          |_| ABSTAIN

         4.       Approval of Agreement and Plan of Conversion and Liquidation.

                  Approval or disapproval of an Agreement and Plan of Conversion and Liquidation under which The Taxable Money Market Fund, a series of The Unified Funds ("The Unified Taxable Money Market Fund") would acquire the assets of the Fund in exchange solely for shares of beneficial interest in the Unified Taxable Money Market Fund and the assumption by The Unified Taxable Money Market Fund of the Fund's liabilities, followed by the distribution of those shares to the shareholders of the Fund and the termination of the Fund.

                   |_| FOR         |_| AGAINST          |_| ABSTAIN

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


________________     DATED:______________    ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Please Print Your Name)

                                             -----------------------------------
                                             (Signature of Shareholder)
                                             (Please date this proxy and sign
                                              your name as it appears on the
                                              label. Executors, administrators,
                                              trustees, etc. should give their
                                              full titles.  All joint owners
                                              should sign.)


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                                   APPENDIX A


                              MANAGEMENT AGREEMENT

TO:      Unified Investment Advisers, Inc.
         431 N. Pennsylvania Street
         Indianapolis, Indiana  46204

Dear Sirs:

         The Unified Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers the following four series of shares to investors: Starwood Strategic Fund, Laidlaw Fund, First Lexington Balanced Fund, Taxable Money Market Fund.

         You have been selected to act as the sole investment adviser of each series of the Trust, now or hereafter established (the Funds"), and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

                  You will regularly provide the Funds with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Funds consistent with the respective Funds' investment objectives and policies. You will determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Funds.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all operating expenses (other than expenses which may be deemed to be related to the distribution of the Fund's shares under the Distribution Plan or expenses incurred under the Shareholder Services Plan) of the Funds, including the compensation and expenses of any employees of the Funds and of any other persons rendering any services to the Funds; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Funds in connection with membership in investment company organizations; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, administrator, accounting and pricing services agent of the Funds; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Funds' current shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders;
expenses of shareholders' meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Funds.

                  Each Fund will pay all brokerage fees and commissions, taxes, interest, expenses incurred by the Funds in connection with the organization and initial registration of shares of the Funds, expenses incurred under the Distribution Plan, expenses incurred under the Shareholder Services Plan and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from a Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of its daily net assets at the annual rate listed on Exhibit A attached hereto.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Funds and to accounts over which you exercise investment discretion. The Funds and you understand and acknowledge that, although the information may be useful to the Funds and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of a Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution with respect to each Fund, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of such Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of a Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the names "Unified" and "Starwood" belong to you, and that the Trust is being granted a limited license to use such names in the Funds' names or in any name of any class of a Fund. In the event you cease to be the adviser to a Fund, the Trust's right to the use of the name "Unified," and in the case of the Starwood Strategic Fund, the use of the name "Starwood," shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the names may also be withdrawn by you during the term of this Agreement upon ninety
(90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the names "Unified" and "Starwood" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use the names "Unified" and "Starwood."

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "The Unified Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 431 North Pennsylvania Street, Indianapolis, IN 46204, and your address for this purpose shall be 431 North Pennsylvania Street, Indianapolis, IN 46204.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                          Yours very truly,

                                          The Unified Funds


                                          By
                                              Timothy Ashburn, President

                                              Dated:  _________________, 1997

                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

                                          Unified Investment Advisers, Inc.


                                          By
                                              Name/Title


                                              Dated:  _______________, 1997



                                   EXHIBIT A
                                       TO
                              MANAGEMENT AGREEMENT
                               THE UNIFIED FUNDS



         The following table sets forth the annual fee for each Fund, based on the average value of its daily net assets.


         Name of Fund                      Fee
         ------------                      ---

         Starwood Strategic Fund           1.25%
         Laidlaw Fund                      1.25%
         First Lexington Balanced Fund     0.75%
         Taxable Money Market Fund         0.90%

                                   APPENDIX B


                        AGREEMENT AND PLAN OF CONVERSION
                                       AND
                                   LIQUIDATION

         This Agreement and Plan of Conversion and Liquidation ("Agreement") is made as of November 20, 1997, between Vintage Advisers, Inc. ("Adviser"), The Vintage Funds, an Indiana business trust ("Vintage") on behalf of the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund and the Taxable Money Market Fund, each a series of Vintage ("Old Funds"), and The Unified Funds, an Ohio business trust ("Unified"), on behalf of the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund and the Taxable Money Market Fund, each a series of Unified ("New Funds"). All agreements, representations, actions and obligations described herein, made or to be taken or undertaken by a New Fund or an Old Fund, are made and shall be taken or undertaken by Unified or Vintage on behalf of New Fund or Old Fund, respectively.

         Vintage intends to change its identify, form and place of organization by converting each series of the Indiana business trust to a series of an Ohio business trust, through a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Codes of 1986, as amended ("Code"). Vintage desires to accomplish such conversion as follows: each Old Fund will transfer all of its assets to a New Fund (which is being established solely for the purpose of acquiring such assets and continuing the Old Fund's business) in exchange for shares of beneficial interest of the New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of beneficial interest of Old Fund ("Old Fund Shares") in exchange therefore, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes) (all such transactions being herein referred to as the "Reorganization").

         The Board of Trustees of Vintage, on behalf of the Old Funds, and the Board of Trustees of Unified, on behalf of the New Funds, deem it advisable that the parties enter into this Agreement and that this Agreement and the transactions contemplated herein are in the best interests of the Vintage shareholders.

         In consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:

1.0      Plan of Conversion and Liquidation.

         1.1 Each Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to the New Fund established by Unified solely for the purpose of acquiring such Assets. Each New Fund agrees in exchange therefor (a) to issue and deliver to the predessor Old Fund full and fractional New Fund Shares, equal in number to the number of full and fractional Old Fund Shares then outstanding, and (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 2.1).

         1.2. With respect to each Old Fund, the Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

         1.3. With respect to each Old Fund, the Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 4.6 shall be redeemed by each New Fund for $1.00 and (b) each Old Fund shall constructively distribute the New Fund Shares received by it pursuant to paragraph 1.1 to Old Fund's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and each individually a "Shareholder"), in exchange for their Old Fund Shares. Such distribution shall be accomplished by Unified's transfer agent ("Transfer Agent") opening, with respect to each New Fund, an account on New Fund's share transfer books in each Shareholder's name and crediting thereto the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on each Old Fund's share transfer books. No New Fund shall issue certificates representing the New Fund Shares in connection with the Reorganization.

         1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, each Old Fund shall be liquidated and any further actions shall be taken in connection therewith as required by applicable law.

         1.6. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on an Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         1.7. Any reporting responsibility of an Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is liquidated.

2.       Closing.

         2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at 4:00 p.m., local time, at Vintage's principal office on January 30, 1998, or at such other time, on such other date, and at such other place as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as the parties may agree ("Effective Time").

         2.2. Each Old Fund shall deliver to Unified at the Closing a schedule of its Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Vintage's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets of each Old Fund held by the custodian will be transferred to the successor New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         2.3. Each Old Fund shall deliver to Unified at the Closing a list of the Shareholders' names and addresses and the number of outstanding Old Fund Shares owned by each Shareholder, all as of the Effective Time, certified by Vintage's Secretary or Assistant Secretary. The Transfer Agent shall deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. Unified shall issue and deliver a confirmation to each Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         2.4. Vintage and Unified shall each deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.       Representations and Warranties.

         3.1.     Each Old Fund represents and warrants as follows:

                  3.1.1. Vintage is a business trust duly organized, validly existing, and in good standing under the laws of the State of Indiana, and a copy of its Declaration of Trust is on file with the Secretary of that state;

                  3.1.2. Vintage is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

                  3.1.3. At the Closing, Old Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the successor New Fund will acquire good and marketable title thereto;

                  3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  3.1.5. Vintage's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  3.1.6. Immediately before the consummation of the Reorganization, Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

                  3.1.7. There is no plan or intention of Shareholders who own 5% or more of the Old Fund Shares (and, to the best of Old Fund's management's knowledge, there is no plan or intention of the remaining Shareholders) to redeem or otherwise dispose of any portion of the New Fund Shares to be received by them in the Reorganization. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis;

                  3.1.8. The Liabilities of Old Fund were incurred by Old Fund in the ordinary course of its business;

                  3.1.9. Vintage is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

                  3.1.10. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, U.S. government securities and other regulated investment companies) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                  3.1.11. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

                  3.1.12. Old Fund will be liquidated as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the Effective Time;

                  3.1.13. Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Indiana law or any provision of Vintage's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Old Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Unified.

                  3.1.14. Except as disclosed in writing to and accepted by Unified, all material contracts and other commitments of (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or prior to the Effective Time, without either Old Fund or successor New Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

                  3.1.15. Except as otherwise disclosed in writing to and accepted by Unified, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Unified's knowledge) threatened against Vintage with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Old Fund's financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  3.1.16. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Vintage's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Old Fund's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity.

                  3.1.17. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

                  3.1.18. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Old Fund, except for (a) the filing with the SEC of a proxy statement ("Proxy Statement") in connection with the meeting of Old Fund's shareholders referred to in paragraph 4.2 ("Shareholders' Meeting"), (b) receipt of the exemptive relief referenced in subparagraph 3.1.15, (c) filing a post-effective amendment to Vintage's registration Statement on Form N-1A, (d) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                  3.1.19. At the time of the Shareholders' Meeting and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Unified for use therein; and

                  3.1.20. Immediately following consummation of the Reorganization, New Fund will hold the same assets - except for assets distributed to Shareholders who receive cash or other property and assets used to pay expenses incurred in connection with the Reorganization, which excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by the predessor Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets - and be subject to the same liabilities that the predessor Old Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization.

         3.2      Each New Fund represents and warrants as follows:

                  3.2.1. Unified is a business trust duly organized, validly existing, and in good standing under the laws of the State of Ohio, and a copy of its Agreement and Declaration of Trust is on file with the Secretary of that state;

                  3.2.2. Before the Effective Time, New Fund will be a duly established and designated series of Unified;

                  3.2.3. New Fund has not commenced operations and will not commence operations until after the Closing;

                  3.2.4. Prior to the Effective Time, there will be no issued and outstanding New Fund Shares or any other securities issued by New Fund, except as provided in paragraph 4.6;

                  3.2.5. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities of predessor Old Fund) will be issued in exchange for Old Fund Shares in the Reorganization;

                  3.2.6. The New Fund Shares to be issued and delivered by New Fund to predessor Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

                  3.2.7. New Fund will be a "fund" as defined in section 851(h)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  3.2.8. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business;

                  3.2.9. New Fund (a) will actively continue the predessor Old Fund's business in substantially the same manner that Old Fund conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  3.2.10. There is no plan or intention for New Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

                  3.2.11. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, U.S. government securities and other regulated investment companies) will be invested in the stock and securities of any one issuer, and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                  3.2.12. New Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Ohio law or any provision of Unified's Agreement and Declaration of Trust or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which New Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which New Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Vintage;

                  3.2.13. Except as otherwise disclosed in writing to and accepted by Vintage, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to New Fund's knowledge) threatened against Unified with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgement of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  3.2.14. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereby by all necessary action on the part of Unified's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  3.2.15. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Unified, except for (a) the filing with the SEC of a post-effective amendment to Unified's registration statement on Form N-1A which provides for Unified to become the successor of Vintage for purposes of such registration, (b) receipt of the exemptive relief referenced in subparagraph 3.2.15, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time; and

                  3.2.16. Immediately following consummation of the Reorganization, except for those assets set forth in paragraph 3.1.20., New Fund will hold the same assets - except for assets distributed to shareholders who receive cash or other property and assets used to pay expenses incurred in connection with the Reorganization - and be subject to the same liabilities that predessor Old Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization.

         3.3. Each Old Fund and each New Fund represents and warrants as follows:

                  3.3.1. The fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

                  3.3.2. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately prior to the Reorganization;

                  3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization; and

                  3.3.4. There is no intercompany indebtedness between the Old or New Funds that was issued or acquired, or will be settled, at a discount.

4.       Conditions Precedent.

         For purposes of this section, "other party" shall mean, with respect to a New Fund, its predessor Old Fund, and with respect to an Old Fund, its successor New Fund. Each Fund's obligations hereunder shall be subject to (a) performance and warranties of the other party contained herein performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

         4.1. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Vintage or Unified to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of any Fund, provided that either may for itself waive any of such conditions.

         4.2. Vintage shall have called a shareholder's meeting to consider and act on this Agreement and the Reorganization, and at such meeting the shareholders shall have approved thereof in accordance with applicable law; provided, however, that if shareholder approval is obtained for some but not all of the Old Funds, the Closing will proceed, at Unified's option, for the Old Funds' for which shareholder approval has been obtained, and the Closing for the remaining Old Fund(s) will be delayed until shareholder approval is obtained.

         4.3. Vintage shall have received an opinion of Brown, Cummins & Brown Co., L.P.A., counsel to Unified, substantially to the effect that:

                  4.3.1. At or before the Effective Time, each New Fund will be a duly established and designated series of Unified, which is a business trust duly organized and validly existing under the laws of the State of Ohio with power under its Agreement and Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

                  4.3.2. This Agreement (a) has been duly authorized, executed, and delivered by Unified on behalf of each New Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Vintage on behalf of each Old Fund, is a valid and legally binding obligation of Unified with respect to each New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.3.3. The New Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

                  4.3.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Unified's Agreement and Declaration of Trust or ByLaws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Unified (with respect to each New Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Unified (with respect to each New Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Vintage;

                  4.3.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Unified on behalf of each New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                  4.3.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Unified (with respect to each New Fund) or any of its properties or assets attributable or allocable to any New Fund and (b) Unified (with respect to each New Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects any New Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Vintage;

In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law, and (iii) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         4.4. Unified shall have received an opinion of counsel to Vintage, substantially to the effect that:

                  4.4.1. At or before the Effective Time, each Old Fund is a duly established and designated series of Vintage, which is a business trust duly organized and validly existing under the laws of the State of Indiana with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

                  4.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Vintage on behalf of each Old Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Unified on behalf of each New Fund, is a valid and legally binding obligation of Vintage with respect to each Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.4.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Vintage's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Vintage (with respect to each Old Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Vintage (with respect to each Old Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Unified;

                  4.4.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Vintage on behalf of each New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                  4.4.5. Vintage is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

                  4.4.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Vintage (with respect to each Old Fund) or any of its properties or assets attributable or allocable to any Old Fund and (b) Vintage (with respect to each Old Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects any Old Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Unified.

In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Indiana, on an opinion of competent Indiana counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         4.5. Each party shall have received an opinion from Brown, Cummins & Brown Co., L.P.A. as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                  4.5.1. The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  4.5.2. With respect to each Old Fund, no gain or loss will be recognized to Old Fund on the transfer of the Assets of the Old Fund to the successor New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders, in constructive exchange for their Old Fund Shares, in liquidation of Old Fund;

                  4.5.3. With respect to each New Fund, no gain or loss will be recognized to New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the liabilities of the predessor Old Fund.

                  4.5.4. With respect to each New Fund, New Fund's basis for the Assets will be the same as the basis thereof in predessor Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

                  4.5.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

                  4.5.6. A Shareholder's basis for the New Fund Shares to be received by it in the Reorganization will be the same as the basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

                  4.5.7. For purposes of Section 381 of the Code, each New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of each Old Fund's taxable year, each Old Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by successor New Fund as if there had been no Reorganization, and the part of each Old Fund's taxable year before the Reorganization will be included in the successor New Fund's taxable year after the Reorganization.

         4.6. Prior to the Closing, the trustees of Unified shall have authorized the issuance of, and each New Fund shall have issued, one New Fund Share to Vintage Advisers, Inc. in consideration of the payment of $1.00 for the purpose of enabling Vintage Advisers, Inc. to vote on the matters refers to in paragraph 4.7; and

         4.7. Unified (on behalf of and with respect to each New Fund) (a) shall have entered into an Investment Advisory Agreement with Vintage Advisers, Inc., a Investment Sub-Advisory Agreement with Health Financial, Inc. as to First Lexington Balanced Fund, a Distribution Agreement with Unified Management
Corporation and a Plan of Distribution, and (b) shall have approved the applicability to each New Fund of its existing Shareholder Services Plan, its Mutual Fund Services Agreement with Unified Advisers, Inc. and its existing Custodian Agreement with Star Bank, N.A., the agreements incorporating substantially the same terms and conditions as those currently applicable to Old Funds. Each such agreement shall have been approved by Unified's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" thereof (as defined in the 1940 Act) and by Vintage Advisers, Inc., as the sole shareholder of New Funds.

At any time prior to the Closing, any of the foregoing conditions (except that set forth in paragraph 4.2) may be waived by trustees of either Vintage or Unified if, in their judgment, such waiver will not have a material adverse effect on the interests of any Old Fund's shareholders.

5.       Expenses.

         Except as otherwise provided in subparagraph 3.3.3. and except for expenses that would have been incurred by Old Fund regardless of the
Reorganization (for example, the Post-Effective Amendment, etc.), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by Adviser. Such expenses include fees and expenses associated with preparing and filing the Proxy Statement, registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the New Fund Shares to be issued in connection herewith, legal and accounting fees, and printing, mailing, and proxy solicitation costs. Notwithstanding any provision to the contrary contained herein, Adviser's obligations under this paragraph shall survive the termination of this Agreement (a) pursuant to paragraphs 8.1(c) or 8.2 or (b) by Unified pursuant to paragraphs 8.1(a) or (b).

6.       Entire Agreement; Survival.

         None of the parties have made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

7.       Amendment.

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Vintage's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

8.       Termination.

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Vintage's shareholders;

         8.1. By either Vintage or Unified (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before February 1, 1998;

         8.2.     By the parties' mutual agreements.

         Except as otherwise provided in paragraph 5, in the event of termination under paragraphs 8.1(c) or 8.2, there shall be no liability for damages on the part of either Adviser, Unified, Vintage or any Fund, or the directors, trustees, or officers of the same, to any other party.

9.       Miscellaneous.

         9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         9.3. The parties acknowledge that both Vintage and Unified are business trusts. Notice is hereby given that this instrument is executed on behalf of Vintage's and Unified's trustees solely in their capacities as trustees, and not individually, and that each trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the applicable New Fund's assets and property. Vintage agrees, on behalf of each Old Fund, that, in asserting any rights or claims under this Agreement, it shall look only to successor New Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


THE UNIFIED FUNDS, acting on its            THE VINTAGE FUNDS, acting on its own
behalf and on behalf of STARWOOD            behalf and on behalf of STARWOOD
STRATEGIC FUND, LAIDLAW FUND                STRATEGIC FUND, LAIDLAW FUND,
FIRST LEXINGTON BALANCED FUND               FIRST LEXINGTON BALANCED FUND
and TAXABLE MONEY MARKET FUND               and TAXABLE MONEY MARKET FUND




By: ______________________________          By: ________________________________
    Timothy L. Ashburn, President               Timothy L. Ashburn, President


                                            VINTAGE ADVISERS, INC.



                                            By: ________________________________
                                                Timothy L. Ashburn, President

                                   APPENDIX C









                                THE UNIFIED FUNDS

                       AGREEMENT AND DECLARATION OF TRUST

                                November 19, 1997




                                                             THE UNIFIED FUNDS
                                                   AGREEMENT AND DECLARATION OF TRUST

                                                             TABLE OF CONTENTS


ARTICLE I - NAME AND DEFINITIONS........................................................................................  1

                  Section 1.1       Name and Principal Office...........................................................  1
                  Section 1.2       Definitions.........................................................................  1

                           (a)      The "Trust".........................................................................  1
                           (b)      "Trustees"..........................................................................  1
                           (c)      "Shares"............................................................................  1
                           (d)      "Series"............................................................................  1
                           (e)      "Class".............................................................................  2
                           (f)      "Shareholder".......................................................................  2
                           (g)      The "1940 Act"......................................................................  2
                           (h)      "Commission"........................................................................  2
                           (i)      "Declaration of Trust"..............................................................  2
                           (j)      "By-Laws"...........................................................................  2

ARTICLE II - PURPOSE OF TRUST...........................................................................................  2

ARTICLE III - THE TRUSTEES..............................................................................................  2

                  Section 3.1       Number, Designation, Election, Term, etc............................................  2

                           (a)      Initial Trustees....................................................................  2
                           (b)      Number..............................................................................  2
                           (c)      Term................................................................................  2
                           (d)      Resignation and Retirement..........................................................  3
                           (e)      Removal.............................................................................  3
                           (f)      Vacancies...........................................................................  3
                           (g)      Effect of Death, Resignation, etc...................................................  3
                           (h)      No Accounting.......................................................................  3

                  Section 3.2       Powers of Trustees..................................................................  4

                           (a)      Investments.........................................................................  4
                           (b)      Disposition of Assets...............................................................  4
                           (c)      Ownership Powers....................................................................  4
                           (d)      Subscription........................................................................  5
                           (e)      Form of Holding.....................................................................  5
                           (f)      Reorganization, etc.................................................................  5
                           (g)      Voting Trusts, etc..................................................................  5
                           (h)      Compromise..........................................................................  5
                           (i)      Partnerships, etc...................................................................  5
                           (j)      Borrowing and Security..............................................................  5
                           (k)      Guarantees, etc.....................................................................  5
                           (l)      Insurance...........................................................................  5
                           (m)      Pensions, etc.......................................................................  6

                  Section 3.3       Certain Contracts...................................................................  6

                           (a)      Advisory............................................................................  6
                           (b)      Administration......................................................................  7
                           (c)      Distribution........................................................................  7
                           (d)      Custodian and Depository............................................................  7
                           (e)      Transfer and Dividend Disbursing Agency.............................................  7
                           (f)      Shareholder Servicing...............................................................  7
                           (g)      Accounting..........................................................................  7

                  Section 3.4       Payment of Trust Expenses and Compensation of Trustees..............................  8
                  Section 3.5       Ownership of Assets of the Trust....................................................  8

ARTICLE IV - SHARES.....................................................................................................  8

                  Section 4.1       Description of Shares...............................................................  8
                  Section 4.2       Establishment and Designation of Series............................................. 10

                           (a)      Assets Belonging to Series.......................................................... 10
                           (b)      Liabilities Belonging to Series..................................................... 10
                           (c)      Dividends........................................................................... 11
                           (d)      Liquidation......................................................................... 12
                           (e)      Voting.............................................................................. 12
                           (f)      Redemption by Shareholder........................................................... 12
                           (g)      Redemption by Trust................................................................. 12
                           (h)      Net Asset Value..................................................................... 13
                           (i)      Transfer............................................................................ 13
                           (j)      Equality............................................................................ 13
                           (k)      Fractions........................................................................... 14
                           (l)      Conversion Rights................................................................... 14

                  Section 4.3       Ownership of Shares................................................................. 14
                  Section 4.4       Investments in the Trust............................................................ 14
                  Section 4.5       No Preemptive Rights................................................................ 14
                  Section 4.6       Status of Shares and Limitation of Personal Liability............................... 14

ARTICLE V - SHAREHOLDERS' VOTING POWERS AND MEETINGS.................................................................... 15

                  Section 5.1       Voting Powers....................................................................... 15
                  Section 5.2       Meetings............................................................................ 15
                  Section 5.3       Record Dates........................................................................ 15
                  Section 5.4       Quorum and Required Vote............................................................ 16
                  Section 5.5       Action by Written Consent........................................................... 16
                  Section 5.6       Inspection of Records............................................................... 16
                  Section 5.7       Additional Provisions............................................................... 16

ARTICLE VI - LIMITATION OF LIABILITY; INDEMNIFICATION................................................................... 16

                  Section 6.1       Trustees, Shareholders, etc. Not Personally Liable; Notice.......................... 16
                  Section 6.2       Trustee's Good Faith Action; Expert Advice; No Bond or Surety....................... 17
                  Section 6.3       Indemnification of Shareholders..................................................... 17
                  Section 6.4       Indemnification of Trustees, Officers, etc.......................................... 18
                  Section 6.5       Advances of Expenses................................................................ 18
                  Section 6.6       Indemnification Not Exclusive, etc.................................................. 18
                  Section 6.7       Liability of Third Persons Dealing with Trustees.................................... 18

ARTICLE VII - MISCELLANEOUS............................................................................................. 18

                  Section 7.1       Duration and Termination of Trust................................................... 18
                  Section 7.2       Reorganization...................................................................... 19
                  Section 7.3       Amendments.......................................................................... 19
                  Section 7.4       Filing of Copies; References; Headings.............................................. 20
                  Section 7.5       Applicable Law...................................................................... 20




                                THE UNIFIED FUNDS

                       AGREEMENT AND DECLARATION OF TRUST

         AGREEMENT AND DECLARATION OF TRUST made this _________ day of November, 1997, by the Trustees hereunder, and by the holders of Shares of beneficial interest to be issued hereunder as hereinafter provided.

                                   WITNESSETH:

         WHEREAS, this Trust is being formed to carry on the business of an investment company; and

         WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of an Ohio business trust in accordance with the provisions hereinafter set forth.

         NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

                                    ARTICLE I
                              NAME AND DEFINITIONS

         Section 1.1 Name and Principal Office. This Trust shall be known as "The Unified Funds" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The principal office of the Trust shall be located at Indianapolis, Indiana or such other place as determined from time to time by the Trustees and as reported to the Secretary of the State of Ohio.

         Section  1.2  Definitions.   Whenever  used  herein,  unless  otherwise
required by the context or specifically provided:

         (a) The "Trust" refers to the Ohio business trust established by this Agreement and Declaration of Trust, as amended from time to time;

         (b) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article III;

         (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust, shall be divided from time to time, including the shares of any and all Series or Classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares;

         (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV;

         (e) "Class" refers to a class or sub-series of any Series of Shares established and designated under and in accordance with the provisions of Article IV;

         (f)      "Shareholder" means a record owner of Shares;

         (g) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

         (h)      "Commission" shall have the meaning given it in the 1940 Act;

         (i)      "Declaration   of  Trust"  shall  mean  this   Agreement   and
                  Declaration of Trust as amended or restated from time to time; and

         (j) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

                                   ARTICLE II
                                PURPOSE OF TRUST

         The purpose of the Trust is to operate as an investment company, to offer Shareholders one or more investment programs primarily in securities and debt instruments and to engage in any and all lawful acts or activities for which business trusts may be formed under Chapter 1746 of the Ohio Revised Code.

                                   ARTICLE III
                                  THE TRUSTEES

         Section 3.1       Number, Designation, Election, Term, etc.

         (a) Initial Trustees. Upon their execution of this Declaration of Trust or a counterpart hereof or some other writing in which they accept such Trusteeship and agree to the provisions hereof, the following shall become Trustees hereof: Timothy L. Ashburn, Philip L. Conover, David E. LaBelle, Daniel J. Condon, John Hinkel and David Bottoms.

         (b) Number. The Trustees serving as such, whether named above or hereafter becoming a Trustee, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 3.1.

         (c) Term. Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.

         (d) Resignation and Retirement. Any Trustee may resign his trust or retire as a Trustee, by written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

         (e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, (ii) by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's Custodian.

         (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the Shareholders, at a meeting called for the purpose, of a person to fill such vacancy, and such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed or elected shall have accepted such appointment or election and shall have agreed in writing to be bound by this Declaration of Trust and the appointment or election is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

         (g) Effect of Death, Resignation, etc. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

         (h) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

         Section 3.2 Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 3.3 they may employ one or more Advisers, Administrators, Depositories and Custodians and may authorize any Depository or Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, set record dates or times for the determination of Shareholders or certain of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, principal underwriter, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

         Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

         (a) Investments. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

         (b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

         (c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

         (d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

         (e) Form of Holding. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

         (f) Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

         (g) Voting Trusts, etc. To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

         (h) Compromise. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

         (i)      Partnerships,  etc. To enter into joint  ventures,  general or
                  limited   partnerships   and   any   other   combinations   or
                  associations;

         (j) Borrowing and Security. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

         (k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

         (l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence; provided, however, that insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices may not be purchased; and

         (m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

         Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Ohio, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

         Section 3.3 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

         (a) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series of Shares of the Trust (as that phrase is defined in subsection (a) of Section 4.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

         (b) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust;

         (c) Distribution. To distribute the Shares of the Trust, to be principal underwriter of such Shares, and/or to act as agent of the Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

         (d) Custodian and Depository. To act as depository for and to maintain custody of the property of the Trust and accounting records in connection therewith;

         (e) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

         (f) Shareholder Servicing. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

         (g)      Accounting.  To  handle  all or  any  part  of the  accounting
                  responsibilities,   whether   with   respect  to  the  Trust's
                  properties, Shareholders or otherwise.

The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into subcontractual arrangements relative to any of the matters referred to in Sections 3.3(a) through (g) hereof.

         Subject to the provisions of the 1940 Act, the fact that:

                  (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

                  (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (l) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith reasonably justified by such facts by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (2) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders not having such relationship or interest and who are entitled to vote thereon and the contract involved is specifically approved in good faith by majority vote of such Shareholders, or (3) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by such Shareholders.

         Section 3.4 Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series and Classes that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

         Section 3.5 Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

                                   ARTICLE IV
                                     SHARES

         Section 4.1 Description of Shares. The beneficial interest in the Trust shall be divided into Shares, all without par value. The Trustees shall have the authority from time to time to issue or reissue Shares in one or more Series of Shares (including without limitation the Series specifically established and designated in Section 4.2), as they deem necessary or desirable, to establish and designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights.

         The Shares of each Series may be issued or reissued from time to time in one or more Classes, as determined by the Board of Trustees pursuant to resolution. Each Class shall be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title. All Shares within a Class shall be alike in every particular. All Shares of each Series shall be of equal rank and have the same powers, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions without distinction between the shares of different Classes thereof, except with respect to such differences among such Classes, as the Board of Trustees shall from time to time determine to be necessary or desirable, including without limitation differences in expenses, in voting rights and in the rate or rates of dividends or distributions. The Board of Trustees may from time to time increase the number of Shares allocated to any Class already created by providing that any unissued Shares of the applicable Series shall constitute part of such Class, or may decrease the number of Shares allocated to any Class already created by providing that any unissued Shares previously assigned to such Class shall no longer constitute part thereof. The Board of Trustees is hereby empowered to classify or reclassify from time to time any unissued Shares of each Series by fixing or altering the terms thereof and by assigning such unissued shares to an existing or newly created Class. Notwithstanding anything to the contrary in this paragraph the Board of Trustees is hereby empowered (i) to redesignate any issued Shares of any Series by assigning a distinguishing letter, number or title to such shares and (ii) to reclassify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class.

         The number of authorized Shares and the number of Shares of each Series and Class that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in subsection (h) of Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or Class reacquired by the Trust.

         The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in
Section 5.3.

         The establishment and designation of any Series or Class of Shares in addition to those established and designated in Section 4.2 shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

         Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares generally.

         Section 4.2 Establishment and Designation of Series or Classes. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Series, the Trustees hereby establish and designate four Series of Shares: the "Starwood Strategic Fund", the "Laidlaw Fund," the "First Lexington Balanced Fund" and the "Taxable Money Market Fund." The Shares of these Series and any Shares of any further Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Class at the time of establishing and designating the same) have the following relative rights and preferences:



         (a) Assets Belonging to Series. All consideration received by the Trust for the issuance or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series or Class as provided in the following sentence, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

                  The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

         (b) Liabilities Belonging to Series. The assets belonging to each particular Series and Class thereof shall be charged with the liabilities of the Trust in respect of that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series and Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

         (c) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the estimated income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Class pursuant to resolution, which may be a standing resolution, of the Board of Trustees. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of Section 4.2.

                  The Trust intends to qualify each Series as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Board of Trustees shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Trustees, to enable each Series to qualify as a regulated investment company and to avoid liability of the Series for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Trustees to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of each Series for such tax.

         (d) Liquidation. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series or Class that has been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or Class over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Series or Class shall be distributed among such Shareholders in proportion to the number of Shares of that Series or Class held by them and recorded on the books of the Trust. The liquidation of any particular Series or Class may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting Shares of that Series or Class, as defined in the 1940 Act.

         (e) Voting. All Shares shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, each Series shall vote as a separate series except (i) as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Ohio General Corporation Law if the Trust were an Ohio corporation; and
                  (ii) as to any matter which the Trustees have determined affects only the interests of one or more Series or Classes, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote thereon.

         (f) Redemption by Shareholder. Each holder of Shares of a particular Series or Class shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series or Class at a redemption price equal to the net asset value per Share of that Series or Class next determined in accordance with subsection (h) of this
                  Section 4.2 after the Shares are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series or Class of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

                  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

         (g) Redemption by Trust. Each Share of each Series or Class that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2:(a) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series or Class thereof, of the Trust, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

         (h) Net Asset Value. The net asset value per Share of any Series or Class shall be the quotient obtained by dividing the value of the net assets of that Series or Class (being the value of the assets belonging to that Series or Class less the liabilities belonging to that Series or Class) by the total number of Shares of that Series or Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time. Net asset value shall be determined separately for each Class of a Series.

                  The Trustees may determine to maintain the net asset value per Share of any Series or Class at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class as dividends payable in additional Shares of that Series or Class at the designated constant dollar amount and for the handling of any losses attributable to that Series or Class . Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Series or Class his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Series or Class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in any Series with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

         (i) Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Series or Class will be recorded on the Share transfer records of the Trust applicable to that Series or Class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series or Class and at such other times as may be permitted by the Trustees.

         (j) Equality. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series; but the provisions of this sentence shall not restrict any distinctions permissible under this Section 4.2 that may exist with respect to a Class of the same Series. The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest in the assets belonging to that Series or Class or in any way affecting the rights of Shares of any other Series or Class.

         (k) Fractions. Any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

         (l) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series or Class shall have the right to convert said Shares into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

         Section 4.3 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series and Class held from time to time by each such Shareholder.

         Section 4.4 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

         Section 4.5 No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

         Section 4.6 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                    ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

         Section 5.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1,
(ii) with  respect to any  contract  with a  Contracting  Party as  provided  in
Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are then issued and outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

         Section 5.2 Meetings. Meetings (including meetings involving only the holders of Shares of one or more but less than all Series or Classes) of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

         Section 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or (subject to any provisions permissible under subsection (c) of Section 4.2 with respect to dividends or distributions on Shares that have not been ordered and/or paid for by the time or times established by the Trustees under the applicable dividend or distribution program or procedure then in effect) to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

         Section 5.4 Quorum and Required Vote. A majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.

         Section 5.5 Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such other proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

         Section 5.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of an Ohio corporation under the Ohio General Corporation Law.

         Section 5.7 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                   ARTICLE VI
                    LIMITATION OF LIABILITY; INDEMNIFICATION

         Section 6.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against any Series of the Trust (or the Trust on behalf of any Series) shall look only to the assets of that Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

         Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the State of Ohio and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

         Section 6.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties. Nothing stated herein is intended to detract from the protection accorded to Trustees by Ohio Revised Code Sections 1746.08 and 1701.59, as amended from time to time.

         Section 6.3 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder under this Section 6.3 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

         Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         Section 6.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Series voting separately by Series.

         Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (d) of Section 4.2.

         Section 7.2 Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

         Section 7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees).
Except as provided in the first sentence of this Section 7, any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument signed in writing by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the Shares entitled to vote; (a "Majority Shareholder Vote"); provided, however, than an amendment that shall affect the Shareholders of one or more Series (or of one or more Classes), but not the Shareholders of all outstanding Series (or Classes), shall be authorized by a Majority Shareholder Vote of each Series (or Class, as the case may be) affected, and no vote of a Series (or Class) not affected shall be required. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer to the effect that such amendment has been duly adopted. Copies of the amendment to this Declaration of Trust shall be filed as specified in Section 7.4. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees) and shall be effective upon filing as specified in
Section 7.4.

         Section 7.4 Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the State of Ohio, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

         Section 7.5 Applicable Law. This Trust is an Ohio business trust, and it is created under and is to be governed by and construed and administered according to the laws of said State, including the Ohio General Corporation Law as the same may be amended from time to time, but the reference to said
Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in Section 1746.01 of the Ohio Revised Code, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand for himself and his assigns, as of the day and year first above written.



                                         TIMOTHY L. ASHBURN


STATE OF KENTUCKY                           )
                                            )    ss:
COUNTY OF ____________________              )

         Before me, a Notary Public in and for said county and state, personally appeared the above named Timothy L. Ashburn, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 19th day of November, 1997.



                                                     Notary Public

My Commission Expires:

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand for himself and his assigns, as of the day and year first above written.



                                            PHILIP L. CONOVER


STATE OF FLORIDA                            )
                                            )    ss:
COUNTY OF ____________________              )

         Before me, a Notary Public in and for said county and state, personally appeared the above named Philip L. Conover, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of November, 1997.



                                                     Notary Public

My Commission Expires:

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand for himself and his assigns, as of the day and year first above written.



                                                     DAVID E. LaBELLE


STATE OF TEXAS                              )
                                            )    ss:
COUNTY OF ____________________              )

         Before me, a Notary Public in and for said county and state, personally appeared the above named David E. LaBelle, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of November, 1997.



                                                     Notary Public

My Commission Expires:

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand for himself and his assigns, as of the day and year first above written.



                                                     DANIEL J. CONDON


STATE OF KENTUCKY                   )
                                            )    ss:
COUNTY OF ____________________              )

         Before me, a Notary Public in and for said county and state, personally appeared the above named Daniel J. Condon, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of November, 1997.



                                                     Notary Public

My Commission Expires:

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand for himself and his assigns, as of the day and year first above written.



                                                     JOHN HINKEL


STATE OF KENTUCKY                           )
                                            )    ss:
COUNTY OF ____________________              )

         Before me, a Notary Public in and for said county and state, personally appeared the above named John Hinkel, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of November, 1997.



                                                     Notary Public

My Commission Expires:

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand for himself and his assigns, as of the day and year first above written.



                                                     DAVID BOTTOMS


STATE OF NEW YORK                           )
                                            )    ss:
COUNTY OF ____________________              )

         Before me, a Notary Public in and for said county and state, personally appeared the above named David Bottoms, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of November, 1997.



                                                     Notary Public

My Commission Expires: